UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: January 15, 2002
                                               ------------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045              36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          On or about January 31, 2002 the Registrant submitted Form 8K describing the Acquisition Agreement between the Registrant and Mitigo, Inc. a Delaware corporation with its corporate headquarters located in Woburn, Massachusetts.

          The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.


(a) Financial Statements of Business Acquired

                                                                   Page
                                                                   ----

INDEPENDENT AUDITORS' REPORT                                          1

FINANCIAL STATEMENTS OF MITIGO INC.

  Balance Sheet                                                       2
  Statement of Operations                                             3
  Statement of Stockholders' Deficit                                  4
  Statement of Cash Flows                                             5


NOTES TO FINANCIAL STATEMENTS                                      6-10



(b) Pro Forma Financial Information.

 Introduction to Unaudited Pro Forma Condensed Combined
    Financial Information.                                           11
 Unaudited Pro forma Condensed Combined Balance Sheet
    as of December 31, 2001.                                      12-13
 Unaudited Pro forma Condensed Combined Statement of Operations
    for the year ended December 31, 2001                             14
 Notes to Unaudited Pro forma Condensed Combined Financial
     Information                                                  15-16

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To  the  Board  of  Directors  of
Mitigo  Inc.

We have audited the accompanying balance sheet of Mitigo Inc. (A Development Stage Company) as of December 31, 2001 and the related statements of operations, changes in stockholders' deficit and cash flows for the period from August 17, 2001 (Inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mitigo Inc. as of December 31, 2001, and the results of its operations and its cash flows for the period from August 17, 2001 (Inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United State of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred a net loss of $243,507 and there are existing uncertain conditions that the Company faces relative to raising capital and generating revenue. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                       /s/ Marcum & Kliegman LLP


February 22, 2002
New  York,  NY

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------
PROPERTY AND EQUIPMENT, Net                                   $   3,989
----------------------                                        ----------

      TOTAL ASSETS                                                3,989
                                                              ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES
-------------------
  Accrued expenses                                               30,405

OTHER LIABILITIES
-----------------
  Loans payable, related party                                  216,091
                                                              ----------

      TOTAL LIABILITIES                                         246,496
                                                              ----------

COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' DEFICIT
---------------------
  Common stock, no par value; 3,000 shares authorized; 2,998
    shares issued and outstanding                                 1,000
  Deficit accumulated during development stage                 (243,507)
                                                              ----------

      TOTAL STOCKHOLDERS' DEFICIT                              (242,507)
                                                              ----------

      TOTAL LIABILITIES AND
        STOCKHOLDERS' DEFICIT                                 $   3,989
                                                              ==========

      The accompanying notes are an integral part of these financial statements.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                         STATEMENT OF OPERATIONS

            For the Period August 17, 2001 (Inception) through December 31, 2001
--------------------------------------------------------------------------------
OPERATING EXPENSES
------------------
  Selling, general and administrative expenses  $ 206,507
  Software development costs                       34,325
                                                ----------

      TOTAL OPERATING EXPENSES                    240,832

OTHER EXPENSE
-------------
  Interest expense                                 (2,675)
                                                ----------

      NET LOSS                                  $(243,507)
                                                ==========

      The accompanying notes are an integral part of these financial statements.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                              STATEMENT OF STOCKHOLDER"S DEFECIT

            For the Period August 17, 2001 (Inception) through December 31, 2001
--------------------------------------------------------------------------------

                                                 Deficit
                                               Accumulated
                              Common Stock       During
                             ---------------   Development
                             Shares  Amount      Stage         Total
                             ------------------------------------------
Initial issuance of common    2,998  $ 1,000  $         --   $   1,000
  stock

Net loss                         --       --      (243,507)   (243,507)
                             ------  -------  -------------  ----------

BALANCE - December 31, 2001   2,998  $ 1,000  $   (243,507)  $(242,507)
                             ======  =======  =============  ==========

      The accompanying notes are an integral part of these financial statements.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                         STATEMENT OF CASH FLOWS

            For the Period August 17, 2001 (Inception) through December 31, 2001
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------
Net loss                                           $(243,507)
                                                   ----------
  Adjustments to reconcile net loss to net
  cash used in operating activities:
    Depreciation and amortization                        567
  Changes in operating assets and liabilities:
    Accounts payable                                  30,405
                                                   ----------

       TOTAL ADJUSTMENTS                              30,972
                                                   ----------

      NET CASH USED IN
        OPERATING ACTIVITIES                        (212,535)
                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
  Purchases of property and equipment                 (4,556)
                                                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
  Proceeds from issuance of common stock               1,000
  Proceeds from loans payable, related party         216,091
                                                   ----------

      NET CASH PROVIDED BY
        FINANCING ACTIVITIES                         217,091
                                                   ----------

      NET CHANGE IN CASH AND
        CASH EQUIVALENTS                                  --

CASH AND CASH EQUIVALENTS - Beginning                     --
-------------------------                          ----------

CASH AND CASH EQUIVALENTS - Ending                 $      --
-------------------------                          ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
-------------------------------------------------
  Cash paid during the period for:

  Interest                                         $   2,675

      The accompanying notes are an integral part of these financial statements.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Description of Business Going Concern Uncertainty and Managements Plans
         -----------------------------------------------------------------------

     The  Company  and  Nature  of  Business
     ---------------------------------------
     Mitigo Inc. (The "Company") was incorporated on August 17, 2001 in the state of Delaware. The Company develops software solutions that allow mobile phone, Personal Digital Assistants ("PDA's"), and other wireless devices to read visual symbols such as barcodes and matrix codes. Since inception the Company's efforts have been devoted to creating its business plan and developing and selling its software. Accordingly, through the date of these financial statements, the Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage enterprise.

     Going  Concern  Uncertainty  and  Management's  Plans
     -----------------------------------------------------
     As shown in the accompanying financial statements, the Company incurred a net loss of $243,507 during the period from August 17, 2001 (Inception) though December 31, 2001 resulting in a deficit accumulated during the development stage of $243,507. Management plans include raising capital and generating revenue through sale of their software. On January 11, 2002, the Company was acquired by International Wireless, Inc. ("IWIN") (See Note 6) and became a 100% wholly owned subsidiary of IWIN. Failure of the Company or IWIN to raise capital or generate revenue may result in depleting of funds available to implement the Company's business plan and cause it to curtail or cease operations. Additionally, even if the Company or IWIN does raise sufficient capital or generate revenue, there can be no assurances that the net proceeds or the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations.

     These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.


NOTE  2  -  Summary  of  Significant  Accounting  Policies
            ----------------------------------------------

     Cash  and  Cash  Equivalents
     ----------------------------
     For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

     Income  Taxes
     -------------
     The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities based on the differences between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

                See notes to unaudited pro forma combined financial information.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies,  continued
            ----------------------------------------------

     Income  Taxes
     -------------
     At December 31, 2001, the Company has net operating loss carryforwards of approximately $241,000 which would have expired through 2021. However, in connection with the IWIN acquisition (See Note 6), pursuant to Section 382 of the Internal Revenue Code the amount of these carryforwards that will be available are materially limited.

     Property  and  Equipment  and  Depreciation
     -------------------------------------------
     Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

     Advertising  Costs
     ------------------
     Advertising costs are expensed as incurred. Advertising costs for the period August 17, 2001 (Inception) through December 31, 2001 amounted to $7,455.

     Software  Development  Costs
     ----------------------------
     Software development costs related to the development of software to be sold, leased or otherwise marketed are charged to expense as incurred until technological feasibility is established. Thereafter, all software production costs are capitalized and amortized on a straight-line basis over the estimated economic life of the product and reported at the lower of unamortized cost or net realizable value.

     Technological feasibility of the software was not established until December 31, 2001. Therefore, software development costs, totaling $34,325 for the period August 17, 2001 (Inception) through December 31, 2001, were charged to expense.

     Use  of  Estimates  in  the  Financial  Statements
     --------------------------------------------------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
      The accompanying notes are an integral part of these financial statements.

                See notes to unaudited pro forma combined financial information.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies,  continued
            ----------------------------------------------

     Fair  Value  of  Financial  Instruments
     ---------------------------------------
     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the accompanying balance sheet for liabilities qualifying as financial instruments are a reasonable estimate of fair value.

     New  Accounting  Pronouncements
     -------------------------------
     In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

     In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which is effective for the Company in 2002. SFAS No. 142 require, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

     The FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" in August 2001. SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No. 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized on a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally, and for financial reporting purposes, from the rest of the entity. The effective date for SFAS No. 144 is for fiscal years beginning after December 15, 2001.


                See notes to unaudited pro forma combined financial information.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  2  -  Summary  of  Significant  Accounting  Policies,  continued
            ----------------------------------------------

     The Company expects that the adoption of the new statements will not have a significant impact on its financial statements.

NOTE  3  -  Property  and  Equipment
            ------------------------

     Property  and  equipment  at  December  31,  2001 consist of the following:

                                                           Estimated
                                                             Useful
                                                  2001       Lives
                                                 ---------------------
Furniture and fixtures                           $2,401        7 years
Equipment and software                            1,000        5 years
Leasehold improvements                            1,155        4 years
                                                 -------
                                                  4,556

Less: accumulated amortization and depreciation    (567)
                                                 -------

Property and Equipment, Net                      $3,989
                                                 =======

     Depreciation and amortization expense for the period ended December 31, 2001 was $567.


NOTE  4  -  Loans  Payable,  Related  Party
            -------------------------------

     On September 1, 2001, the Company entered into a revolving credit agreement with IWIN, whereby the Company would receive advances or IWIN would incur expenses on behalf of the Company up to $600,000. The note bears interest at 6% and was due December 31, 2003. The balance due under this note payable at December 31, 2001 was $216,091. On January 11, 2002, IWIN acquired all of the issued and outstanding shares of the Company (See Note
     6).


NOTE  5  -  Commitments
            -----------

     Employment  Agreements
     ----------------------
     The Company has entered into three employment agreements with officers of the Company whereby the Company will pay a minimum total salary of $382,200 per annum plus bonus, performance bonus based on the Company's revenue goals, annual increases and future issuance of stock options in the sole discretion of the Board of Directors. These employment agreements terminate through December 2004, however they will automatically renew annually thereafter unless terminated by the employee or the Company.


                See notes to unaudited pro forma combined financial information.

                                                                    MITIGO, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - Subsequent events
         -----------------

     Related  Party  Transaction  -  Licensing  Agreement
     ----------------------------------------------------
     On January 10, 2002, the Company entered into a licensing agreement with Cobblestone Software, Inc ("Cobblestone") whereby Cobblestone granted the Company exclusive license to its intellectual property rights relating to, among other things, decoding visibly encoded public-domain symbols for use in mobile commerce. In consideration for the license granted, the Company paid Cobblestone $5,000 upon execution of the agreement and an additional $25,000 will be due September 1, 2002 and $50,000 will be due September 1, 2003 and each year thereafter. The Company may elect however at its sole discretion to cede back certain intellectual property rights whereby the payment due subsequent to such election and each year thereafter would remain at $25,000. Cobblestone is owned by the Chief Technology Officer of the Company and a relative of the Chief Technology Officer.

     Acquisition  Agreement
     ----------------------
     On January 11, 2002, IWIN acquired 100% of the issued and outstanding stock of the Company for an aggregate purchase price of 4,398,000 shares of the IWIN's common stock to be issued to the stockholders of the Company ("Sellers"). An aggregate of 2,998,006 shares were issued to the Sellers at closing and 1,399,994 shares will be held in escrow. These escrow shares will be released to the Sellers pursuant to a formula based on net income for 2002 and 2003, as defined in the agreement. Any escrow shares not released to the Sellers based on this formula of net income at the end of 2003, as defined in the agreement, will be returned to IWIN.

                See notes to unaudited pro forma combined financial information.

                          INTERNATIONAL WIRELESS, INC

             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED

                              FINANCIAL INFORMATION

The following Unaudited proforma condensed combined balance sheet as of December 31, 2001 and the Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 are based on the historical financial statements of International Wireless, Inc. (the "Company") and Mitigo Inc.
("Mitigo") and give effect to the proforma adjustments described herein as though the acquisition of Mitigo dated January 11, 2002 had been consummated at December 31, 2001 for the Unaudited condensed combined balance sheet and at August 17, 2001 (Inception of Mitigo) for the Unaudited condensed combined statement of operations for the year ended December 31, 2001.

The Unaudited pro forma condensed combined financial statements should be read in conjunction with the notes thereto and with the historical financial statements of International Wireless, Inc, as filed on March 12, 2002, on Form 8-K/A and the historical financial statements of Mitigo. included elsewhere herein. The Unaudited pro forma combined financial statements are not necessarily indicative of the Company's combined financial position or results of operations that would have been achieved had the acquisition been consummated at December 31, 2001 for the Unaudited condensed combined balance sheet, and at August 17, 2001 for the Unaudited condensed combined statements of operations for the year ended December 31, 2001.

Under the terms of an acquisition agreement dated January 11, 2002, International Wireless, Inc. purchased 100% of the issued and outstanding stock of Mitigo. The pro forma adjustments reflect the transaction using the purchase method of accounting, and are based on available information and certain estimates and assumptions set forth in the notes to the unaudited pro forma condensed combined financial information. International Wireless, Inc. will establish a new basis for Mitigo's assets and liabilities based upon an allocation of the fair value of the acquisition. The unaudited pro forma financial information reflects the Company's best estimates; however, the actual amounts may differ from the pro forma amounts.


                See notes to unaudited pro forma combined financial information.

                                                     INTERNATIONAL WIRELESS, INC
                                          UNAUDITED PRO FORMA CONDENSED COMBINED
                                                                   BALANCE SHEET

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                     Pro forma
                                        International                  Pro forma      Balance
                                        Wireless, Inc   Mitigo Inc    Adjustments      Sheet
                                        ------------------------------------------------------
              ASSETS
              ------

 CURRENT ASSETS
---------------
  Cash and cash equivalents          $       54,310  $         -                   $  54,310
   Marketable securities, at market
    value                                    93,279            -                      93,279
  Prepaid expenses                          164,117            -                     164,117
                                     --------------  -----------                   ---------

        Total Current Assets                311,706            -                     311,706

PROPERTY AND EQUIPMENT,
-----------------------
  Net                                        74,300        3,989                      78,289
  ---

OTHER ASSETS
------------
  Loans receivable, related party           292,915            -  $(216,091) [2]      76,824
  Security deposit                           41,856            -                      41,856
  Software                                        -            -   5,518,998 [1]   5,518,998
                                     --------------  -----------                   ---------
                                                                                           -
 Total Other Assets                         334,771            -                   5,637,678

        TOTAL ASSETS                 $      720,777  $     3,989                  $6,027,673
                                     ==============  ===========                  ==========


                See notes to unaudited pro forma combined financial information.

                                                     INTERNATIONAL WIRELESS, INC
                                          UNAUDITED PRO FORMA CONDENSED COMBINED
                                                        BALANCE SHEET, continued

                                                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                   Pro forma
                                      International                  Pro forma      Balance
                                      Wireless, Inc    Mitigo Inc   Adjustments      Sheet
                                     ---------------------------------------------------------
CURRENT LIABILITIES
-------------------
  Accounts payable and accrued
    expenses                         $      260,593   $    30,405                 $   290,998
  Loans payable                              42,000            --                      42,000
  Notes payable, related party              146,830       216,091   (216,091)[2]      146,830
   Current portion of capital lease
    obligations                               7,986             -                       7,986
                                     ---------------  ------------                ------------

      Total Current Liabilities             457,409       246,496                     487,814

OTHER LIABILITIES
-----------------
  Capital lease obligations, less
    current portion                          20,520             -                      20,520
                                     ---------------  ------------                ------------

      TOTAL LIABILITIES                     477,929       246,496                     508,334
                                     ---------------  ------------                ------------

STOCKHOLDERS' EQUITY                                                   26,982[1]
--------------------
  Common stock                               96,443         1,000     (1,000)[1]      123,425
  Additional paid in capital              4,682,116            --   5,249,509[1]    9,931,625
  Stock subscription receivable            (143,073)           --                    (143,073)
  Deficit accumulated during
    development stage                    (4,392,638)     (243,507)    243,507[1]   (4,392,638)
                                     ---------------  ------------                ------------

    TOTAL STOCKHOLDERS'
      EQUITY                                242,848      (242,507)                  5,519,339
                                     ---------------  ------------                ------------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY            $      720,777   $     3,989                 $ 6,027,673
                                     ===============  ============                ============

                See notes to unaudited pro forma combined financial information.

                                                     INTERNATIONAL WIRELESS, INC
                                          UNAUDITED PRO FORMA CONDENSED COMBINED
                                                         STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                             Mitigo Inc
                                                           For the Period
                                          International      August 17,
                                          Wireless, Inc         2001
                                          For the Year      (Inception)
                                              Ended           Through                       Pro forma
                                          December 31,      December 31,     Pro forma     Statement of
                                              2001              2001        Adjustments     Operations
                                         ---------------------------------------------------------------
OPERATING EXPENSES
------------------
General and administrative expenses      $    1,276,646   $       240,832   $ 414,000[3]  $   1,931,478
                                         ---------------  ----------------                --------------

      TOTAL OPERATING
      EXPENSES                                1,276,646           240,832                     1,931,478

OTHER EXPENSE
-------------
  Interest expenses, net                         (8,854)           (2,675)         --[4]        (11,529)
  Unrealized loss on marketable
  securities                                 (1,571,778)                                     (1,571,778)
  Loss on sale of marketable securities      (1,535,360)               --                    (1,535,360)
                                         ---------------  ----------------                --------------

      TOTAL OTHER EXPENSES                   (3,115,992)           (2,675)                   (3,118,667)

      NET LOSS                           $   (4,392,638)  $      (243,507)                $  (5,050,145)
                                         ===============  ================                ==============

NET LOSS PER COMMON SHARE
-------------------------
BASIC AND DILUTED                        $        (0.61)                                  $       (0.61)
-----------------                        ===============                                  ==============

WEIGHTED AVERAGE COMMON
-----------------------
SHARES OUTSTANDING                            7,150,193                        1,125,279      8,275,472
------------------                       ===============                    ============  ==============

                See notes to unaudited pro forma combined financial information.

                                                     INTERNATIONAL WIRELESS, INC

                                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------


DECEMBER 31, 2001 PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS


NO      Account Description                                          DR               CR
------  ------------------------------------------             ----------------  -----------
[1]     Software                                               $     5,518,998   $        --
        Common stock, no par value                                       1,000            --
          Deficit accumulated during development
          stage                                                             --       243,507
          Common stock, $0.009 par value                                    --        26,982
          Additional paid in capital                                        --     5,249,509
                                                               ----------------  -----------
                                                               $     5,519,998   $ 5,519,998
                                                               ================  ===========

        To record and allocate the purchase price as follows:

                                                               Fair Value Per
                                                    Shares     Share             Fair Value
                                                    ----------------------------------------
        Common stock (a) (b)                        2,998,006  $          1.76   $ 5,276,491

          Total Purchase Price                                                   $ 5,276,491
                                                                                 ===========

        Fair value of net assets acquired
          Property and equipment                                         3,989
          Software                                                   5,518,998
          Liabilities assumed                                         (246,496)
                                                               ----------------

        Fair value of identifiable net assets
        acquired                                                                   5,276,491

        Goodwill                                                                          --
                                                                                 -----------
                                                                                 $ 5,276,491
                                                                                 ===========

(a) Based upon average of five day close price from acquisition date.
(b) Does not include 1,399,994 shares held in escrow contingently issuable.

                                                     INTERNATIONAL WIRELESS, INC

                                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------

DECEMBER 31, 2001 PRO FORMA CONDENSED COMBINED BALANCE SHEET
ADJUSTMENTS, Continued

NO   Account Description                   DR        CR
--   -------------------                   --        --

[2]  Loans payable, related party       $216,091  $     --
       Loans receivable, related party        --   216,091
                                        --------  --------
                                        $216,091  $216,091
                                        ========  ========

To eliminate intercompany payables and receivables.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ADJUSTEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001

[3]  Amortization of software           $414,000  $     --
       Software                               --   414,000
                                        --------  --------
                                        $414,000  $414,000
                                        ========  ========

     To record amortization of software on a straight line basis over 5 years from inception of Mitigo Inc.

[4]  Interest income                    $2,675    $   --
       Interest expense                     --     2,675
                                        -------    -----
                                        $2,675    $2,675
                                        ======    ======


      To eliminate intercompany interest income and interest expense recorded net.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2002                             International Wireless, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Stanley A. Young
                                                   ----------------------------
                                                     Stanley A. Young, CEO

                                                    /s/  Michael Dewar
                                                   ----------------------------
                                                     Michael Dewar, President